Prudential's Gibraltar Fund
The Prudential Series Fund, Inc.

Supplement dated June 6, 2005 to the
 Statements of Additional Information (SAI) of the Funds listed below.


The Bank of New York (BNY), located at One Wall Street, New York, New York 10286, will serve as custodian for each Fund's portfolio securities and cash, and in that capacity will maintain certain financial and accounting books and records pursuant to an agreement with the applicable Fund, beginning on the dates specified below. These effective dates may vary for any Fund if circumstances require. Subcustodians will continue to provide custodial services for each Fund's foreign assets held outside the United States.

Name of Fund			    Effective Date      SAI Date

Prudential's Gibraltar Fund	    July 25, 2005       May 1, 2005

The Prudential Series Fund, Inc.		        May 1, 2005
  Conservative Balanced Portfolio   July 25, 2005
  Diversified Bond Portfolio	    July 25, 2005
  Flexible Managed Portfolio	    July 25, 2005
  Global Portfolio	            July 25, 2005
  Government Income Portfolio	    July 25, 2005
  High Yield Bond Portfolio	    July 25, 2005
  Jennison 20/20 Focus Portfolio    July 25, 2005
  Jennison Portfolio	            July 25, 2005
  Money Market Portfolio	    September 12, 2005
  Natural Resources Portfolio	    July 25, 2005
  Small Capitalization
  Stock Portfolio	            July 25, 2005
  Strategic Partners
  Aggressive Growth Asset
  Allocation Portfolio	            September 12, 2005
  Strategic Partners Balanced
  Asset Allocation Portfolio	    September 12, 2005
  Strategic Partners Conservative
  Asset Allocation Portfolio	    September 12, 2005
  Strategic Partners Growth
  Asset Allocation Portfolio	    September 12, 2005
  Prudential U.S.
  Emerging Growth Portfolio	    July 25, 2005
  Stock Index Portfolio	            July 25, 2005
  Value Portfolio	            July 25, 2005

PSFSAISUP1